UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

CREDIT SUISSE HIGH YIELD BOND FUND

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2022 to October 31, 2023

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Laura A. DeFelice

Samantha Kappagoda

Mahendra R. Gupta

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Brandi Sinkovich

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Omar Tariq

Chief Financial Officer and Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Congress Street, Suite 1

Boston, MA 02114-2016

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43006

Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse

High Yield Bond Fund

ANNUAL REPORT

October 31, 2023

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report

October 31, 2023 (unaudited)

October 31, 2023

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Bond Fund (the “Fund”) for the twelve month period ended October 31, 2023 (the“Period”).

Performance Summary

11/01/2022 – 10/31/2023

Fund & Benchmark	Performance
Total Return (based on net asset value (“NAV”))[1]	12.02%
Total Return (based on market value)[1]	12.23%
ICE BofA US High Yield Constrained Index[2]	5.80%

Market Review: A positive period for high yield assets

The Period was positive for the loan and high yield asset class, as a resilient U.S. economy and high coupons in floating rate instruments were offset by tightening financial conditions. The ICE BofA US High Yield Constrained Index (the “Index”), the Fund’s benchmark, gained 5.80% for the Period. After significant rate hikes in 2022, market participants hoped for a slowing of central bank tightening in 2023. Investor sentiment improved dramatically coming into 2023 and generally remained positive throughout the year, as inflation metrics eased and the Federal Reserve (the Fed) made more moderate policy tweaks. While certain interest rate-sensitive and cyclical areas of the economy showed signs of cracking, we did not see widespread signs of deterioration and corporate balance sheets remained relatively strong. The resiliency of the broader economy has led to expectations of higher rates for longer, which pushed the 10-year U.S. treasury rate 88 points wider over the Period. Overall, yields within the Index increased to end the Period at 9.41%—44 basis points wider than on October 31, 2022—as spreads tightened to +451 basis points versus +471 basis points.

For the Period, CCC-rated bonds significantly outperformed the Index, gaining 7.9%. B-rated bonds also outperformed, returning 6.3%. Conversely, BB-rated bonds underperformed, delivering a 4.8% return.

From an industry perspective, theaters & entertainment, recreation & travel, and tobacco were the best performing sectors, returning 16.8%, 15.7% and 14.4% for the Period, respectively. In contrast, the worst performing sectors included discount stores, media content, and tech hardware & equipment, returning -25.9%, -4.6% and -2.3%, respectively.

Although default rates remained below long-term historical averages over the Period, there was a noticeable increase in distressed activity throughout 2023. According to JPMorgan, the trailing twelve month default rate, including distressed exchanges, ended the Period at 2.60%—up 95 basis points since the end of 2022. We expect default activity to continue to increase in the near-term due to higher cost of capital.

Technicals in the high yield market have been favorable, most notably due to a significant wave of rising stars (bonds upgraded from high yield to investment grade) as well as modest new issuance and high coupon reinvestment. Mutual fund flows, however, have been weak in recent years. For the Period, high yield mutual funds saw outflows of $22.8 billion. This follows more than $50 billion of outflows in the prior twelve month period. Despite increasing activity from especially low volumes in 2022, capital markets have been fairly muted amid elevated rate volatility. Net new issuance volume, which excludes refinancing activity, was up 12% to $53.2 billion in the calendar year-to-date as of October 31, 2023.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2023 (unaudited)

Strategic Review and Outlook: Credit selection continues to be critical on the back of “higher for longer” rates

For the Period, the Fund outperformed the high yield index on both a market value and NAV basis. Positive asset allocation within the high yield asset class along with allocations to both the bank loan and collateralized loan obligation asset classes contributed to performance. From a sector perspective, the greatest contributors to relative performance were due to positive selection in technology & electronics, basic industry, and capital goods. Conversely, leisure and retail detracted from relative performance.

The high yield market has stabilized following the rate hike shocks of 2022. While certain inflation metrics are easing, the labor market remains tight, and we expect higher wages to continue impacting corporate profits over the medium term. Still, high yield issuers are generally healthy, and we expect that to remain the case despite the potential “higher for longer” rates.

Of course, there are other threats beyond inflation and interest rate risks, including rising geopolitical tensions in the Middle East, weakening consumer spending in the U.S., and partisan gridlock in Washington, D.C. The soundness of issuer balance sheets gives us comfort amid the uncertainty, and, in our view, the high yield asset class offers opportunities through both improved carry return and price upside potential. In this environment, we believe credit selection will continue to be paramount to capture opportunities, as the impacts of higher cost of capital and other risks spread through the global economy.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of October 31, 2023; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2023 (unaudited)

Comparison of Change in Value of $10,000 Investment in the

Credit Suisse High Yield Bond Fund1 and the

ICE BofA US High Yield Constrained Index2 For Ten Years

[1]	Assuming reinvestment of distributions.
[2]

The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

*

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate.

**

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse open-end funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2023 (unaudited)

Average Annual Returns

October 31, 2023 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.02%	3.50%	4.47%	5.51%
Market Value	12.23%	4.50%	3.95%	4.18%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 4.00% and 3.80%, respectively.

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2023)

S&P Ratings**

BBB	2.1%
BB	31.5
B	32.8
CCC	21.4
D	0.0 [1]
NR	7.4

Subtotal	95.2
Equity and Other	4.8

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**

Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

[1]	This amount represents less than 0.1%.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (98.8%)

Aerospace & Defense (0.8%)

$900	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/26 @ 103.75)(1),(2)	(B, B2)	02/01/29	7.500	$834,026

1,055	KBR, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/13/23 @ 102.38)(1)	(BB-, Ba3)	09/30/28	4.750	923,579

					1,757,605

Air Transportation (0.1%)

400	VistaJet Malta Finance PLC/Vista Management Holding, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/25 @ 103.19)(1)	(B-, B3)	02/01/30	6.375	267,219

Auto Parts & Equipment (1.3%)

600	Adient Global Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/25 @ 103.50)(1)	(BB+, Ba3)	04/15/28	7.000	591,253

2,080	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 12/04/23 @ 102.13)(1)	(B-, Caa1)	05/15/27	8.500	2,052,928

					2,644,181

Automakers (0.1%)

198	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 103.13)(1)	(BB+, Ba3)	07/15/28	6.250	186,404

Brokerage (1.2%)

2,520	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 102.16)(1)	(BB-, Ba3)	06/15/25	8.625	2,530,735

Building & Construction (2.0%)

651	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/16/23 @ 101.88)(1)	(BB-, B2)	02/15/25	7.500	638,663

1,000	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/24 @ 103.31)(1)	(BBB-, NR)	08/15/29	6.625	900,705

2,361	Pike Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.75)(1)	(CCC+, B3)	09/01/28	5.500	2,009,081

525	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 101.81)(1)	(BB+, Ba2)	03/15/29	3.625	437,584

300	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 10/15/26 @ 102.06)(1)	(BB+, Ba2)	02/15/32	4.125	236,791

					4,222,824

Building Materials (6.7%)

1,125	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/25 @ 103.19)(1)	(BB-, Ba2)	06/15/30	6.375	1,062,153

300	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/25 @ 102.50)(1)	(BB-, Ba2)	03/01/30	5.000	261,094

1,500	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ 103.19)(1)	(BB-, Ba2)	06/15/32	6.375	1,372,006

1,150	Eco Material Technologies, Inc., Rule 144A, Senior Secured Notes (Callable 01/31/24 @ 103.94)(1)	(B, B2)	01/31/27	7.875	1,090,158

2,489	Foundation Building Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 103.00)(1)	(CCC+, Caa1)	03/01/29	6.000	2,055,429

1,000	GYP Holdings III Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/24 @ 102.31)(1)	(B, B1)	05/01/29	4.625	822,430

2,400	Interface, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.75)(1)	(B+, B1)	12/01/28	5.500	2,019,888

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials (continued)

$1,500	Masonite International Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.69)(1)	(BB+, Ba2)	02/01/28	5.375	$1,383,082

2,317	MIWD Holdco II LLC/MIWD Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 102.75)(1)	(B, B3)	02/01/30	5.500	1,841,343

1,750	Oscar AcquisitionCo LLC/Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/25 @ 104.75)(1),(2)	(CCC+, Caa1)	04/15/30	9.500	1,545,616

700	Park River Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/24 @ 103.38)(1)	(CCC, Caa1)	08/01/29	6.750	533,838

					13,987,037

Cable & Satellite TV (3.4%)

1,200	Altice Financing SA, Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 102.50)(1)	(B, B3)	01/15/28	5.000	977,059

1,315	CSC Holdings LLC, Global Senior Unsecured Notes(2)	(CCC+, Caa2)	06/01/24	5.250	1,230,679

525	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.83)(1)	(B, B2)	04/15/27	5.500	440,429

750	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.69)(1)	(B, B2)	02/01/28	5.375	597,930

900	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.25)(1)	(B, B2)	11/15/31	4.500	595,324

2,000	Telenet Finance Luxembourg Notes SARL, Rule 144A, Senior Secured Notes (Callable 11/13/23 @ 102.75)(1)	(BB-, Ba3)	03/01/28	5.500	1,787,860

1,800	UPC Broadband Finco BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44)(1)	(BB-, B1)	07/15/31	4.875	1,430,856

					7,060,137

Chemicals (5.3%)

300	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 101.44)(1)	(BB-, Ba3)	05/15/25	5.750	294,094

715	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/25 @ 103.56)(1)	(BB-, Ba3)	08/01/30	7.125	687,792

455	HB Fuller Co., Global Senior Unsecured Notes (Callable 12/01/23 @ 102.13)	(BB-, Ba3)	10/15/28	4.250	394,733

950	Herens Holdco SARL, Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(B-, B2)	05/15/28	4.750	736,756

1,200	Herens Midco SARL, Rule 144A, Company Guaranteed Notes (Callable 05/15/24 @ 102.63)(1),(3)	(CCC, Caa2)	05/15/29	5.250	722,458

1,950	INEOS Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/25 @ 103.38)(1),(2)	(BB, Ba2)	05/15/28	6.750	1,823,127

525	Olympus Water U.S. Holding Corp., Rule 144A, Senior Unsecured Notes (Callable 10/01/24 @ 103.13)(1),(2)	(CCC+, Caa2)	10/01/29	6.250	394,230

2,100	Polar U.S. Borrower LLC/Schenectady International Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 103.38)(1)	(CCC-, Caa3)	05/15/26	6.750	936,422

1,800	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 102.31)(1)	(BB-, B1)	03/15/29	4.625	1,420,883

3,335	Vibrantz Technologies, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 104.50)(1)	(CCC+, Caa2)	02/15/30	9.000	2,657,974

1,190	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.69)(1)	(B-, B1)	03/01/31	7.375	1,104,189

					11,172,658

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Consumer/Commercial/Lease Financing (1.0%)

$2,400	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/16/23 @ 102.38)(1)	(BB, Ba2)	02/01/28	4.750	$2,113,908

Diversified Capital Goods (0.8%)

2,025	Atkore, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.13)(1)	(BB, Ba2)	06/01/31	4.250	1,676,072

Electronics (1.0%)

1,200	Coherent Corp., Rule 144A, Company Guaranteed Notes (Callable 12/14/24 @ 102.50)(1)	(B+, B2)	12/15/29	5.000	1,019,910

1,200	Synaptics, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/24 @ 102.00)(1)	(B+, Ba3)	06/15/29	4.000	991,530

					2,011,440

Energy - Exploration & Production (2.8%)

650	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/25 @ 104.19)(1)	(BB-, B1)	07/01/28	8.375	654,615

650	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/26 @ 104.38)(1)	(BB-, B1)	07/01/31	8.750	657,154

62	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 103.63)(1)	(BB, B1)	03/14/27	7.250	61,075

800	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 104.50)(1)	(BB, B1)	01/15/29	6.000	734,245

300	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 103.44)(1)	(BB-, B1)	04/15/28	6.875	292,689

2,515	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/24 @ 104.06)(1)	(B+, B2)	03/01/28	8.125	2,481,550

1,080	Rockcliff Energy II LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 102.75)(1)	(B+, B3)	10/15/29	5.500	976,119

					5,857,447

Environmental (0.4%)

900	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/25 @ 103.00)(1)	(BB+, Ba2)	06/15/30	6.000	845,235

Food - Wholesale (0.5%)

1,150	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/25 @ 102.31)(1)	(BB-, B2)	06/01/30	4.625	984,769

Gaming (2.5%)

500	Boyd Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/26 @ 102.38)(1)	(BB, B1)	06/15/31	4.750	415,600

600	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.50)(1)	(B+, Ba3)	02/15/30	7.000	579,726

1,200	CDI Escrow Issuer, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/01/25 @ 102.88)(1)	(B+, B1)	04/01/30	5.750	1,073,647

332	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.38)(1)	(B+, B1)	01/15/28	4.750	297,739

1,250	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/26 @ 103.38)(1)	(B+, B1)	05/01/31	6.750	1,154,687

2,138	Jacobs Entertainment, Inc., Rule 144A, Senior Unsecured Notes(1)	(B, B2)	02/15/29	6.750-0.000	1,821,001

					5,342,400

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gas Distribution (4.8%)

$1,500	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 102.38)(1)	(BB, B1)	04/15/30	4.750	$1,237,819

1,125	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 12/01/23 @ 101.56)	(B, B3)	05/15/26	6.250	1,072,846

429	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 04/15/26 @ 104.44)	(B, B3)	04/15/30	8.875	415,134

1,800	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.56)(1)	(BB+, Ba2)	06/15/28	5.125	1,663,279

600	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 10/15/25 @ 102.75)(1)	(BB+, Ba2)	10/15/30	5.500	545,897

600	Holly Energy Partners LP/Holly Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 103.19)(1)	(BB+, Ba3)	04/15/27	6.375	581,804

1,750	New Fortress Energy, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 103.25)(1)	(BB, B1)	09/30/26	6.500	1,570,100

1,770	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/29 @ 100.00)(1)	(BB+, Ba2)	07/15/29	4.950	1,552,078

915	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00)(1)	(BB+, Ba2)	05/15/30	4.800	770,693

750	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.88)(1)	(BB-, B1)	10/01/25	7.500	739,651

					10,149,301

Health Facility (0.5%)

1,200	Option Care Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/31/24 @ 102.19)(1)	(B, B2)	10/31/29	4.375	1,011,570

Health Services (1.5%)

757	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB-, Ba3)	04/15/29	4.000	628,178

2,400	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.25)(1)	(CCC, Caa2)	02/15/30	6.500	1,960,657

669	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 102.69)(1),(2)	(BB-, Ba3)	02/15/30	5.375	577,829

					3,166,664

Insurance Brokerage (4.5%)

1,000	Acrisure LLC/Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 105.06)(1)	(CCC+, Caa2)	08/01/26	10.125	1,007,273

720	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 04/15/25 @ 103.38)(1)	(B, B2)	04/15/28	6.750	684,672

893	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 102.00)(1)	(CCC+, Caa2)	05/15/27	8.000	870,992

900	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/26 @ 104.25)(1)	(B-, B2)	03/15/30	8.500	885,098

1,500	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/25 @ 105.25)(1)	(CCC, Caa2)	12/15/30	10.500	1,490,164

4,055	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 103.44)(1)	(CCC+, Caa2)	08/15/28	6.875	3,462,702

1,200	Ryan Specialty LLC, Rule 144A, Senior Secured Notes (Callable 02/01/25 @ 102.19)(1)	(BB-, B1)	02/01/30	4.375	1,029,138

					9,430,039

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Investments & Misc. Financial Services (4.3%)

$2,850	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 104.25)(1)	(CCC+, Caa1)	11/15/29	8.500	$2,489,879

2,050	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.63)(1)	(B+, B1)	04/15/29	5.250	1,752,709

1,150	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/15/27 @ 102.50)(1)	(B+, B1)	01/15/32	5.000	906,379

2,400	GTCR W-2 Merger Sub LLC, Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 103.75)(1)	(BB, Ba3)	01/15/31	7.500	2,371,800

600	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 06/15/24 @ 102.00)(1),(2)	(B, B2)	06/15/29	4.000	483,276

1,200	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.16)(1)	(NR, Ba3)	11/01/26	4.625	1,109,880

					9,113,923

Machinery (3.9%)

2,150	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.19)(1)	(BB, Ba2)	04/15/29	4.375	1,878,337

1,595	ATS Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/23 @ 102.06)(1)	(BB, B2)	12/15/28	4.125	1,371,508

2,100	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 103.31)(1)	(CCC, Caa2)	10/15/29	6.625	1,654,327

2,435	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.44)(1)	(B, B3)	07/31/27	5.750	2,060,820

374	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 11/13/23 @ 101.44)	(BB+, Ba1)	06/15/25	5.750	366,881

500	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/29 @ 100.00)(1)	(BB+, Baa3)	02/15/30	6.300	471,733

500	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/33 @ 100.00)(1)	(BB+, Baa3)	04/15/33	6.400	459,913

					8,263,519

Managed Care (0.3%)

750	HealthEquity, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.25)(1)	(B+, B2)	10/01/29	4.500	643,083

Media - Diversified (0.1%)

300	News Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 102.56)(1)	(BB+, Ba1)	02/15/32	5.125	259,328

Media Content (0.6%)

1,500	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/24 @ 102.75)(1)	(BB, Ba3)	07/01/29	5.500	1,331,384

Metals & Mining - Excluding Steel (5.3%)

1,200	Alcoa Nederland Holding BV, Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.75)(1)	(BB+, Baa3)	12/15/27	5.500	1,138,556

375	Canpack SA/Canpack U.S. LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 101.94)(1)	(BB-, NR)	11/15/29	3.875	294,870

2,700	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 103.25)(1)	(B, B1)	02/15/30	6.500	2,288,872

2,150	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/14/23 @ 101.72)(1)	(B+, NR)	03/01/26	6.875	1,895,623

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Metals & Mining - Excluding Steel (continued)

$600	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 104.31)(1)	(B+, NR)	06/01/31	8.625	$507,822

600	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.31)(1)	(BB-, B2)	03/01/28	4.625	500,833

1,200	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25)(1)	(BB-, B2)	06/01/31	4.500	889,114

182	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38)(1)	(BB, Ba3)	01/30/30	4.750	154,608

1,692	SunCoke Energy, Inc., Rule 144A, Senior Secured Notes (Callable 06/30/24 @ 102.44)(1)	(BB, B1)	06/30/29	4.875	1,418,209

2,325	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 103.50)(1),(2)	(B-, B3)	02/15/26	7.000	2,111,474

					11,199,981

Non - Electric Utilities (0.4%)

900	Suburban Propane Partners LP/Suburban Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.50)(1)	(BB-, B1)	06/01/31	5.000	744,607

Packaging (4.4%)

690	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 101.50)(1),(3)	(B+, Caa1)	09/01/29	3.000	540,120

600	Ball Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 103.44)	(BB+, Ba1)	03/15/28	6.875	598,958

622	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/26 @ 103.75)(1)	(B+, Ba3)	01/01/30	7.500	611,528

600	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 101.50)(1)	(B-, B3)	09/15/28	6.000	493,224

2,550	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 08/15/24 @ 103.94)(1)	(B, B2)	08/15/26	7.875	2,398,413

600	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63)(1)	(B+, B2)	05/15/31	7.250	549,000

1,500	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/25 @ 106.38)(1)	(CCC+, Caa2)	12/31/28	12.750	1,534,695

3,060	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.06)(1)	(BB-, Ba3)	04/15/29	4.125	2,545,526

					9,271,464

Personal & Household Products (0.9%)

2,000	CB High Ridge, Rule 144A, Company Guaranteed Notes (1),(4),(5),(6),(7)	(NR, NR)	03/15/25	0.000	15,000

2,400	MajorDrive Holdings IV LLC, Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.19)(1)	(CCC+, Caa2)	06/01/29	6.375	1,863,492

					1,878,492

Pharmaceuticals (0.2%)

1,064	Emergent BioSolutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.94)(1)	(CCC+, Caa3)	08/15/28	3.875	419,418

Real Estate Investment Trusts (1.5%)

2,206	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00)(1)	(BBB-, WR)	12/15/27	3.750	1,671,608

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Real Estate Investment Trusts (continued)

$300	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/26 @ 100.00)(1)	(BB-, Ba3)	07/15/26	3.625	$263,694

1,500	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/26 @ 100.00)(1)	(BB-, Ba3)	01/15/27	4.375	1,288,433

					3,223,735

Recreation & Travel (5.1%)

2,700	Boyne USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 102.38)(1)	(B, B1)	05/15/29	4.750	2,353,964

3,475	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/24 @ 102.63)(1),(2)	(B, B2)	08/15/29	5.250	3,019,532

450	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 102.19)(1)	(BB, WR)	05/01/25	8.750	456,518

2,538	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63)(1)	(B, B3)	05/15/31	7.250	2,321,625

2,835	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 101.22)(1)	(BB, B2)	11/01/27	4.875	2,533,172

					10,684,811

Restaurants (0.2%)

376	Yum! Brands, Inc., Global Senior Unsecured Notes (Callable 04/01/27 @ 102.69)	(BB, Ba3)	04/01/32	5.375	337,451

Software - Services (6.8%)

2,550	Elastic NV, Rule 144A, Senior Unsecured Notes (Callable 07/15/24 @ 102.06)(1)	(B+, B1)	07/15/29	4.125	2,152,042

2,675	Newfold Digital Holdings Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/24 @ 103.00)(1)	(CCC+, Caa2)	02/15/29	6.000	1,760,266

945	Open Text Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/24 @ 101.94)(1)	(BB-, Ba3)	12/01/29	3.875	774,063

1,200	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ 100.00)(1)	(BBB-, Ba1)	12/01/27	6.900	1,195,523

1,250	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06)(1)	(BB-, Ba3)	12/01/31	4.125	981,933

2,962	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 104.13)(1)	(CCC+, Caa1)	02/01/28	8.250	2,805,898

4,060	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/23 @ 103.56)(1)	(CCC+, Caa1)	12/15/28	7.125	3,216,714

900	VT Topco, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/26 @ 104.25)(1)	(B, B2)	08/15/30	8.500	876,640

600	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/24 @ 101.94)(1)	(B+, B1)	02/01/29	3.875	496,003

					14,259,082

Specialty Retail (3.8%)

61	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 11/13/23 @ 102.25)	(BB, B1)	03/01/28	4.500	54,122

733	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/25 @ 102.38)	(BB, B1)	03/01/30	4.750	623,007

300	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31)(1)	(BB, B1)	11/15/29	4.625	255,950

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail (continued)

$300	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.50)(1)	(BB, B1)	02/15/32	5.000	$243,655

2,800	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 11/13/23 @ 101.88)(1)	(NR, Caa3)	05/01/25	7.500	1,865,500

77	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 11/13/23 @ 101.88)(1),(6),(7)	(NR, NR)	05/01/25	7.500	50,093

102	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC (6),(7)	(NR, NR)	05/01/25	0.000	55,906

900	Group 1 Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.00)(1)	(BB+, Ba2)	08/15/28	4.000	776,193

900	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/24 @ 102.44)(1)	(B+, B2)	05/01/29	4.875	755,304

300	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/26 @ 104.13)(1)	(B+, B2)	08/01/31	8.250	285,334

600	Murphy Oil USA, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/26 @ 101.88)(1)	(BB+, Ba2)	02/15/31	3.750	482,689

1,725	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44)(1)	(BB-, B1)	11/15/31	4.875	1,379,983

1,100	Sunoco LP/Sunoco Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/25 @ 103.50)(1)	(BB, Ba3)	09/15/28	7.000	1,071,523

					7,899,259

Steel Producers/Products (1.7%)

1,050	ATI, Inc., Senior Unsecured Notes (Callable 08/15/26 @ 103.63)	(B+, B2)	08/15/30	7.250	1,012,032

3,295	TMS International Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/24 @ 103.13)(1)	(B, Caa1)	04/15/29	6.250	2,603,184

					3,615,216

Support - Services (9.4%)

1,821	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 102.44)(1)	(CCC+, Caa2)	07/15/27	9.750	1,584,833

1,950	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.00)(1),(2)	(CCC+, Caa2)	06/01/29	6.000	1,416,919

602	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, Rule 144A, Senior Secured Notes (Callable 06/01/24 @ 102.31)(1)	(B, B3)	06/01/28	4.625	491,253

600	ASGN, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.31)(1)	(BB-, Ba3)	05/15/28	4.625	531,766

3,600	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/24 @ 102.25)(1)	(B-, B2)	05/01/28	4.500	2,856,816

3,365	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 101.78)(1)	(B, B2)	07/31/26	7.125	3,242,581

2,035	H&E Equipment Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/23 @ 101.94)(1)	(BB-, B1)	12/15/28	3.875	1,725,804

500	TriNet Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 101.75)(1)	(BB, Ba2)	03/01/29	3.500	413,347

900	United Rentals North America, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/25 @ 103.00)(1)	(BBB-, Baa3)	12/15/29	6.000	865,407

1,650	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 101.78)(1)	(BB, Ba3)	06/15/25	7.125	1,656,503

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Support - Services (continued)

$750	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 103.63)(1)	(BB, Ba3)	06/15/28	7.250	$746,064

1,821	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 12/01/23 @ 103.44)(1)	(CCC+, Caa1)	10/15/28	6.875	1,591,071

865	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 102.31)(1)	(BB-, B2)	08/15/28	4.625	769,392

2,250	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/25 @ 102.50)(1)	(BB-, B2)	01/15/30	5.000	1,759,669

					19,651,425

Tech Hardware & Equipment (2.6%)

510	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 11/13/23 @ 101.67)(1)	(CCC+, Caa1)	03/15/27	5.000	199,402

2,000	Entegris Escrow Corp., Rule 144A, Senior Secured Notes (Callable 01/15/29 @ 100.00)(1)	(BB, Baa3)	04/15/29	4.750	1,792,065

2,400	Imola Merger Corp., Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38)(1)	(BB-, B1)	05/15/29	4.750	2,094,349

1,537	Vertiv Group Corp., Rule 144A, Senior Secured Notes (Callable 11/15/24 @ 102.06)(1)	(BB-, B1)	11/15/28	4.125	1,344,944

					5,430,760

Telecom - Wireline Integrated & Services (3.1%)

2,785	Altice France SA, Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 102.56)(1)	(B-, B2)	01/15/29	5.125	1,925,479

300	Altice France SA, Rule 144A, Senior Secured Notes (Callable 04/15/24 @ 102.56)(1)	(B-, B2)	07/15/29	5.125	205,616

300	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/15/24 @ 102.75)(1)	(B-, B2)	10/15/29	5.500	206,303

1,800	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 12/01/23 @ 101.69)(1)	(B+, B1)	10/15/27	6.750	1,625,742

300	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 07/15/24 @ 102.56)(1)	(B+, B1)	07/15/29	5.125	234,062

600	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.13)(1)	(CCC+, B3)	07/01/28	4.250	339,842

900	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 101.81)(1)	(CCC+, B3)	01/15/29	3.625	460,687

1,000	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 11/10/23 @ 101.25)(1),(8)	(BB-, Ba3)	04/15/27	5.000	1,129,402

600	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13)(1)	(BB-, Ba3)	01/31/31	4.250	472,448

					6,599,581

Theaters & Entertainment (1.2%)

2,200	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 100.00)(1)	(B+, B2)	11/01/24	4.875	2,155,178

500	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/23 @ 102.38)(1)	(B+, B2)	10/15/27	4.750	456,945

					2,612,123

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Transport Infrastructure/Services (0.8%)

$300	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 103.56)(1)	(BB-, Ba3)	06/01/31	7.125	$292,746

1,555	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/25 @ 103.13)(1)	(BBB-, Ba1)	06/01/28	6.250	1,492,637

					1,785,383

Trucking & Delivery (1.0%)

2,100	XPO Escrow Sub LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 103.75)(1)	(BB+, Baa3)	11/15/27	7.500	2,097,533

TOTAL CORPORATE BONDS (Cost $231,788,411)					207,739,203

BANK LOANS (24.7%)

Advertising (0.4%)

45	MH Sub I LLC (1st Lien Term Loan), 1 mo. USD Term SOFR + 3.750%(9)	(B, B1)	09/13/24	9.189	45,109

808	MH Sub I LLC (Incremental Term Loan), 1 mo. USD Term SOFR + 3.750%(9)	(B, B1)	09/13/24	9.189	809,062

					854,171

Aerospace & Defense (1.2%)

1,500	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 8.750%(9)	(NR, NR)	01/31/28	14.189	1,366,410

395	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 4.000%(9)	(B, B2)	02/15/29	9.335	387,471

710	Peraton Corp., 3 mo. USD Term SOFR + 7.750%(9)	(NR, NR)	02/01/29	13.233	687,110

					2,440,991

Auto Parts & Equipment (0.2%)

501	Jason Group, Inc., 1 mo. USD Term SOFR + 6.000%, 0.000% PIK(9),(10)	(NR, WR)	08/28/25	11.439	443,692

Building Materials (0.4%)

796	Cornerstone Building Brands, Inc., 1 mo. USD Term SOFR + 5.625%(9)	(B, B2)	08/01/28	10.960	787,754

Chemicals (0.9%)

520	Ascend Performance Materials Operations LLC, 3 mo. USD Term SOFR + 4.750%(9)	(B+, Ba3)	08/27/26	10.318	491,566

1,080	Luxembourg Investment Co. 428 SARL, 3 mo. USD Term SOFR + 5.000%(9)	(CCC+, B3)	01/03/29	10.540	754,650

841	Polar U.S. Borrower LLC, 3 mo. USD Term SOFR + 4.750%(9)	(CCC, Caa1)	10/15/25	10.243-10.244	635,852

					1,882,068

Diversified Capital Goods (1.1%)

1,242	Dynacast International LLC, 3 mo. USD Term SOFR + 9.000%(9)	(CCC, Caa2)	10/22/25	14.517	952,384

1,488	Electrical Components International, Inc., U.S. (Fed) Prime Rate + 7.500%(7),(9)	(B-, B2)	06/26/25	16.000	1,428,726

					2,381,110

Electric - Generation (1.1%)

2,244	Brookfield WEC Holdings, Inc.(11)	(B, B2)	08/01/25	0.000	2,244,231

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Electronics (1.1%)

$2,367	Idemia Group, 3 mo. USD Term SOFR + 4.750%(9)	(B, B2)	09/30/28	10.140	$2,371,941

Energy - Exploration & Production (0.0%)

2,724	PES Holdings LLC, 3.000% PIK(5),(10)	(NR, WR)	12/31/24	3.000	47,667

Food & Drug Retailers (0.5%)

1,500	WOOF Holdings, Inc., 3 mo. USD Term SOFR + 7.250%(9)	(CCC-, Caa2)	12/21/28	12.749	1,031,250

Gas Distribution (0.7%)

1,557	Traverse Midstream Partners LLC, 3 mo. USD Term SOFR + 3.750%(9)	(B+, B2)	02/16/28	9.240	1,556,333

Health Facility (0.3%)

799	Carestream Health, Inc., 3 mo. USD Term SOFR + 7.500%(9)	(B-, Caa1)	09/30/27	12.990	594,434

Health Services (2.0%)

1,230	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD Term SOFR + 6.750%(9)	(CCC-, Caa3)	12/17/29	12.189	746,917

1,478	Pearl Intermediate Parent LLC(11)	(B-, B2)	02/14/25	0.000	1,477,670

322	PetVet Care Centers LLC(11)	(B-, B2)	02/14/25	0.000	322,408

750	Radiology Partners, Inc.(11)	(CCC+, B3)	07/09/25	0.000	562,313

1,166	U.S. Radiology Specialists, Inc., 3 mo. USD Term SOFR + 5.250%(9)	(B-, B3)	12/15/27	10.740	1,104,537

					4,213,845

Hotels (0.6%)

1,348	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 4.750%(9)	(CCC+, B3)	02/02/26	10.191	1,303,863

Investments & Misc. Financial Services (1.6%)

2,329	AqGen Ascensus, Inc., 3 mo. USD Term SOFR + 6.500%(9)	(CCC, Caa2)	08/02/29	12.176	2,230,450

1,298	Deerfield Dakota Holding LLC, 3 mo. USD Term SOFR + 6.750%(9)	(CCC, Caa2)	04/07/28	12.402	1,228,312

					3,458,762

Machinery (1.2%)

2,123	LTI Holdings, Inc., 1 mo. USD Term SOFR + 6.750%(9),(12)	(CCC+, Caa2)	09/06/26	12.189	1,897,357

576	LTI Holdings, Inc., 1 mo. USD Term SOFR + 3.500%(9)	(B-, B2)	09/06/25	8.939	549,748

					2,447,105

Media - Diversified (0.4%)

314	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000%(3),(6),(7),(9)	(NR, NR)	06/05/30	8.795	—

53	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 4.172%(3),(6),(7),(9)	(NR, NR)	07/31/26	8.141	56,030

149	Technicolor Creative Studios, 6 mo. EUR EURIBOR + 0.500%(3),(9)	(NR, NR)	07/31/26	3.835	146,257

139	Technicolor Creative Studios, 6 mo. EUR EURIBOR + 0.500%(3),(9)	(NR, NR)	07/31/26	4.429	136,828

776	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000%(3),(7),(9)	(NR, NR)	08/06/33	8.486	389,687

					728,802

Medical Products (1.5%)

937	Femur Buyer, Inc., 3 mo. USD Term SOFR + 5.500%(7),(9)	(CCC+, NR)	08/05/25	11.152	849,742

1,350	Viant Medical Holdings, Inc., 1 mo. USD Term SOFR + 7.750%(9),(12)	(CCC, Caa3)	07/02/26	13.075	1,278,288

972	Viant Medical Holdings, Inc., 1 mo. USD LIBOR + 6.250%(7),(9)	(B-, B3)	07/02/25	11.689	970,937

					3,098,967

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Packaging (0.6%)

$1,297	Proampac PG Borrower LLC, 3 mo. USD Term SOFR + 4.500%, U.S. (Fed) Prime Rate + 3.500%(9)	(B-, B3)	09/15/28	9.887-12.000	$1,281,300

800	Strategic Materials, Inc.(4),(5),(12)	(D, C)	10/31/25	0.000	22,000

					1,303,300

Personal & Household Products (0.9%)

1,988	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500%(9)	(NR, NR)	06/29/28	12.900	1,968,496

Recreation & Travel (2.0%)

959	Bulldog Purchaser, Inc., 3 mo. USD Term SOFR + 7.750%(9)	(CCC-, Caa3)	09/04/26	13.273	871,089

1,802	Bulldog Purchaser, Inc., 3 mo. USD Term SOFR + 3.750%(9)	(B-, B3)	09/05/25	9.273	1,752,282

783	Hornblower Sub LLC, 3 mo. USD LIBOR + 4.500%(9)	(CCC-, Caa2)	04/27/25	10.152	291,522

1,082	Hornblower Sub LLC, U.S. (Fed) Prime Rate + 7.125%(9)	(NR, NR)	11/10/25	15.625	1,084,509

300	Hornblower Sub LLC, U.S. (Fed) Prime Rate + 7.125%(9)	(NR, NR)	11/20/25	15.625	300,564

					4,299,966

Restaurants (0.1%)

300	Tacala LLC, 1 mo. USD Term SOFR + 7.500%(9)	(CCC, Caa2)	02/04/28	13.439	290,812

Software—Services (2.2%)

1,696	Aston FinCo SARL, 1 mo. USD Term SOFR + 4.250%(9)	(B-, B3)	10/09/26	9.689	1,469,621

893	Astra Acquisition Corp., 3 mo. USD Term SOFR + 5.250%(9)	(B-, Caa1)	10/25/28	10.902	615,071

900	CommerceHub, Inc., 3 mo. USD Term SOFR + 7.000%(9)	(CCC, Caa2)	12/29/28	12.522	707,625

1,483	Quest Software U.S. Holdings, Inc., 3 mo. USD Term SOFR + 4.250%(9)	(CCC+, B2)	02/01/29	9.783	1,178,699

733	Redstone Holdco 2 LP, 1 mo. USD Term SOFR + 4.750%(9)	(B-, B3)	04/27/28	10.189	618,338

					4,589,354

Support—Services (1.1%)

600	LaserShip, Inc., 2 mo. USD Term SOFR + 7.500%(9)	(CCC-, Caa3)	05/07/29	13.396	492,000

1,190	LaserShip, Inc., 3 mo. USD Term SOFR + 4.500%(9)	(CCC+, B3)	05/07/28	10.396	1,071,121

282	LaserShip, Inc., 3 mo. USD Term SOFR + 7.000%(7),(9)	(NR, B3)	09/29/27	12.468	274,879

600	TruGreen Ltd. Partnership, 3 mo. USD Term SOFR + 8.500%(9)	(CCC, Caa3)	11/02/28	14.145	397,002

					2,235,002

Telecom—Wireline Integrated & Services (1.3%)

1,790	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750%(7),(9)	(NR, B1)	08/01/29	11.117	1,553,148

1,125	TVC Albany, Inc., 1 mo. USD Term SOFR + 7.500%(7),(9),(12)	(CCC, Caa2)	07/23/26	12.939	1,105,313

					2,658,461

Theaters & Entertainment (1.3%)

748	UFC Holdings LLC, 3 mo. USD Term SOFR + 2.750%(9)	(BB, Ba3)	04/29/26	8.399	748,031

1,918	William Morris Endeavor Entertainment LLC, 1 mo. USD Term SOFR + 2.750%(9)	(BB-, B3)	05/18/25	8.189	1,919,187

					2,667,218

TOTAL BANK LOANS (Cost $58,289,063)					51,899,595

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED SECURITIES (8.0%)

Collateralized Debt Obligations (8.0%)

$1,000	Anchorage Capital CLO 15 Ltd., 2020-15A, Rule 144A, 3 mo. USD Term SOFR + 7.662%(1),(9)	(NR, Ba3)	07/20/34	13.077	$914,930

1,500	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, 3 mo. USD Term SOFR + 7.170%(1),(9)	(NR, Ba3)	04/20/35	12.586	1,347,346

1,250	Anchorage Credit Funding 4 Ltd., 2016-4A, Rule 144A(1)	(NR, Ba3)	04/27/39	6.659	1,002,631

1,250	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, 3 mo. USD Term SOFR + 6.972%(1),(9)	(BB-, NR)	10/15/36	12.365	1,017,684

1,250	Benefit Street Partners CLO X Ltd., 2016-10A, Rule 144A, 3 mo. USD Term SOFR + 7.012%(1),(9)	(BB-, NR)	04/20/34	12.427	1,177,615

1,500	Cedar Funding VI CLO Ltd., 2016-6A, Rule 144A, 3 mo. USD Term SOFR + 6.982%(1),(9)	(BB-, NR)	04/20/34	12.397	1,352,773

1,500	CIFC Funding Ltd., 2017-1A, Rule 144A, 3 mo. USD Term SOFR + 3.762%(1),(9)	(NR, Baa2)	04/23/29	9.174	1,489,038

1,500	KKR CLO 14 Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.412%(1),(9)	(NR, B1)	07/15/31	11.805	1,404,735

1,500	KKR CLO 16 Ltd., Rule 144A, 3 mo. USD Term SOFR + 7.372%(1),(9)	(BB-, NR)	10/20/34	12.787	1,331,712

1,500	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, 3 mo. USD LIBOR + 5.750%(1),(9)	(NR, Ba1)	01/22/35	11.424	1,394,350

600	MP CLO III Ltd., 2013-1A, Rule 144A, 3 mo. USD Term SOFR + 3.312%(1),(9)	(NR, Ba1)	10/20/30	8.727	532,751

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, 3 mo. USD Term SOFR + 7.492%(1),(9)	(BB-, NR)	10/20/32	12.907	938,928

1,500	Palmer Square Credit Funding Ltd., 2019-1A, Rule 144A(1)	(NR, Baa2)	04/20/37	5.459	1,348,056

1,000	Venture 41 CLO Ltd., 2021-41A, Rule 144A, 3 mo. USD Term SOFR + 7.972%(1),(9)	(BB-, NR)	01/20/34	13.387	925,424

600	Vibrant CLO VII Ltd., 2017-7A, Rule 144A, 3 mo. USD Term SOFR + 3.862%(1),(9)	(NR, Baa3)	09/15/30	9.277	583,389

TOTAL ASSET BACKED SECURITIES (Cost $18,059,351)					16,761,362

Shares

COMMON STOCKS (1.0%)

Auto Parts & Equipment (0.3%)

56,742	Jason, Inc.(4),(7)				614,687

Chemicals (0.5%)

5,400	Project Investor Holdings LLC(4),(6),(7),(12)				54

89,998	Proppants Holdings LLC(4),(6),(7),(12)				1,800

15,074	UTEX Industries, Inc.(4)				927,051

					928,905

Energy - Exploration & Production (0.0%)

111,570	PES Energy, Class A(4),(6),(7),(12)				1,116

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

Shares		Value

COMMON STOCKS (continued)

Personal & Household Products (0.2%)

$32,039	Serta Simmons Common(4)	$352,429

Pharmaceuticals (0.0%)

68,836	Akorn, Inc.(4)	34,418

Private Placement (0.0%)

41,583	Technicolor Creative Studios SA(4),(13)	70,888

Specialty Retail (0.0%)

105	Eagle Investments Holding Co. LLC, Class B(4),(6),(7)	1

Support - Services (0.0%)

2,100	LTR Holdings, Inc.(4),(6),(7),(12)	3,111

Theaters & Entertainment (0.0%)

374,775	Vantiva SA(3),(4)	51,191

TOTAL COMMON STOCKS (Cost $6,009,039)		2,056,746

WARRANTS (0.0%)

Chemicals (0.0%)

22,499	Project Investor Holdings LLC, expires 02/20/2022(4),(6),(7),(12)	—

Private Placement (0.0%)

1,202,670	Technicolor Creative Studios SA(4),(13)	20,540

TOTAL WARRANTS (Cost $11,700)		20,540

SHORT-TERM INVESTMENTS (10.9%)

11,664,591	State Street Institutional U.S. Government Money Market Fund - Premier Class, 5.31%	11,664,591

11,284,825	State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(14)	11,284,825

TOTAL SHORT-TERM INVESTMENTS (Cost $22,949,416)		22,949,416

TOTAL INVESTMENTS AT VALUE (143.4%) (Cost $337,106,980)		301,426,862

LIABILITIES IN EXCESS OF OTHER ASSETS (-43.4%)		(91,259,364)

NET ASSETS (100.0%)		$210,167,498

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities amounted to a value of $218,338,816 or 103.9% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2-K).

(3)	This security is denominated in Euro.

(4)	Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2023

(5)	Bond is currently in default.

(6)

Not readily marketable security; security is valued at fair value as determined in good faith by Credit Suisse Asset Management, LLC as the Fund’s valuation designee under the oversight of the Board of Trustees.

(7)	Security is valued using significant unobservable inputs.

(8)	This security is denominated in British Pound.

(9)	Variable rate obligation - The interest rate shown is the rate in effect as of October 31, 2023. The rate may be subject to a cap and floor.

(10)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(11)

The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of October 31, 2023.

(12)	Illiquid security.

(13)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse High Yield Bond Fund Segregated Portfolio, an affiliated entity.

(14)	Represents security purchased with cash collateral received for securities on loan.

INVESTMENT ABBREVIATIONS

1 mo. = 1 month

2 mo. = 2 month

3 mo. = 3 month

6 mo. = 6 month

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

NR = Not Rated

SARL = société à responsabilité limitée

SOFR = Secured Overnight Financing Rate

WR = Withdrawn Rating

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Unrealized Appreciation
USD	1,148,979	GBP	943,533	10/07/24	Deutsche Bank AG	$(1,148,979)	$(1,147,608)	$1,371

Total Unrealized Appreciation								$1,371

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Unrealized Depreciation
EUR	50,871	USD	54,960	10/07/24	Deutsche Bank AG	$54,960	$54,679	$(281)
GBP	17,460	USD	21,360	10/07/24	Morgan Stanley	21,360	21,236	(124)
USD	2,205,447	EUR	2,059,165	10/07/24	Morgan Stanley	(2,205,447)	(2,213,288)	(7,841)

Total Unrealized Depreciation								$(8,246)

Total Net Unrealized Appreciation/(Depreciation)								$(6,875)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2023

Assets
Investments at value, including collateral for securities on loan of $11,284,825 (Cost $337,106,980) (Note 2)	$301,426,862	[1]
Cash	216,197
Foreign currency at value (Cost $8,913)	8,868
Cash segregated at brokers for forward contracts	600,000
Interest receivable	4,990,795
Receivable for investments sold	268,363
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,371
Prepaid expenses and other assets	9,929

Total assets	307,522,385

Liabilities
Investment advisory fee payable (Note 3)	202,943
Administrative services fee payable (Note 3)	11,182
Loan payable (Note 4)	80,000,000
Payable upon return of securities loaned (Note 2)	11,284,825
Payable for investments purchased	4,870,034
Interest payable (Note 4)	823,979
Trustees’ fee payable	36,620
Unrealized depreciation on forward foreign currency contracts (Note 2)	8,246
Commitment fees payable (Note 4)	3,917
Accrued expenses	113,141

Total liabilities	97,354,887

Net Assets
Applicable to 103,513,735 shares outstanding	$210,167,498

Net Assets
Capital stock, $.001 par value (Note 6)	103,514
Paid-in capital (Note 6)	291,624,254
Total distributable earnings (loss)	(81,560,270)

Net assets	$210,167,498

Net Asset Value Per Share	$2.03

Market Price Per Share	$1.81

[1]	Includes $11,078,597 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2023

Investment Income
Interest	$25,914,972
Dividends	5,666
Securities lending (net of rebates)	82,660

Total investment income	26,003,298

Expenses
Investment advisory fees (Note 3)	2,887,949
Administrative services fees (Note 3)	73,300
Interest expense (Note 4)	5,049,846
Trustees’ fees	134,362
Custodian fees	86,704
Printing fees	73,197
Commitment fees (Note 4)	66,149
Legal fees	63,240
Audit and tax fees	47,075
Stock exchange listing fees	33,208
Transfer agent fees	24,865
Insurance expense	5,497
Miscellaneous expense	14,538

Total expenses	8,559,930
Less: fees waived and expenses reimbursed (Note 3)	(424,999)

Net expenses	8,134,931

Net investment income	17,868,367

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(17,102,238)
Net realized gain from foreign currency transactions	4,582
Net realized loss from forward foreign currency contracts	(270,662)
Net change in unrealized appreciation (depreciation) from investments	22,029,646
Net change in unrealized appreciation (depreciation) from foreign currency translations	1,222
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	54,676

Net realized and unrealized gain from investments, foreign currency and forward foreign currency contracts	4,717,226

Net increase in net assets resulting from operations	$22,585,593

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
From Operations
Net investment income	$17,868,367	$16,669,056
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(17,368,318)	(2,345,300)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	22,085,544	(51,748,658)

Net increase (decrease) in net assets resulting from operations	22,585,593	(37,424,902)

From Distributions
From distributable earnings	(17,657,718)	(16,765,342)
Return of capital	(1,595,837)	(2,488,213)

Net decrease in net assets resulting from distributions	(19,253,555)	(19,253,555)

Net increase (decrease) in net assets	3,332,038	(56,678,457)
Net Assets
Beginning of year	206,835,460	263,513,917

End of year	$210,167,498	$206,835,460

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2023

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$22,585,593

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Increase in interest receivable	$(206,337)
Decrease in accrued expenses	(62,864)
Decrease in payable upon return of securities loaned	(66,055)
Increase in interest payable	545,070
Increase in commitment fees payable	3,917
Increase in prepaid expenses and other assets	(9,929)
Decrease in advisory fees payable	(4,703)
Net amortization of a premium or accretion of a discount on investments	(1,462,472)
Increase in cash segregated at brokers	(600,000)
Decrease in cash received from brokers	(98,829)
Purchases of long-term securities, net of change in payable for investments purchased	(109,505,869)
Sales of long-term securities, net of change in receivable for investments sold	131,133,323
Net proceeds from sales (purchases) of short-term securities	(5,864,706)
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	(22,084,322)
Net realized loss from investments	17,102,238
Total adjustments		8,818,462

Net cash provided by operating activities[1]		$31,404,055

Cash Flows From Financing Activities
Borrowings on revolving credit facility	6,000,000
Repayments of credit facility	(17,500,000)
Cash distributions paid	(19,253,555)

Net cash used in financing activities		(30,753,555)

Net increase in cash		650,500
Cash — beginning of year		(425,435)

Cash — end of year		$225,065

[1]	Included in net cash provided by operating activities is cash of $4,504,776 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended October 31,
	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of year	$2.00	$2.55	$2.39	$2.54	$2.57

INVESTMENT OPERATIONS
Net investment income[1]	0.17	0.16	0.17	0.19	0.20
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts(both realized and unrealized)	0.05	(0.52)	0.18	(0.14)	(0.00)[2]

Total from investment activities	0.22	(0.36)	0.35	0.05	0.20

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.17)	(0.17)	(0.17)	(0.19)	(0.19)
Return of capital	(0.02)	(0.02)	(0.02)	(0.01)	(0.04)

Total dividends and distributions	(0.19)	(0.19)	(0.19)	(0.20)	(0.23)

Net asset value, end of year	$2.03	$2.00	$2.55	$2.39	$2.54

Per share market value, end of year	$1.81	$1.78	$2.50	$2.07	$2.53

TOTAL INVESTMENT RETURN[3]
Net asset value	12.02%	(14.19)%	15.33%	3.43%	8.54%
Market value	12.23%	(22.10)%	30.55%	(10.07)%	18.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$210,167	$206,835	$263,514	$247,017	$262,568
Ratio of net expenses to average net assets	3.80%	2.20%	1.58%	2.00%	2.70%
Ratio of net expenses to average net assets excluding interest expense	1.44%	1.43%	1.29%	1.37%	1.37%
Ratio of net investment income to average net assets	8.34%	7.04%	6.49%	8.10%	7.60%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.20%	0.18%	0.16%	0.18%	0.16%
Average debt per share	$0.85	$0.93	$0.80	$0.93	$1.06
Asset Coverage per $1,000 of Indebtedness	$3,627	$3,260	$4,214	$3,847	$3,854
Portfolio turnover rate[4]	37%	46%	49%	33%	32%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 or $(0.01) per share.
[3]

Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.

[4]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2023

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$207,618,204	$120,999		$207,739,203
Bank Loans	—	45,271,133	6,628,462		51,899,595
Asset Backed Securities	—	16,761,362	—		16,761,362
Common Stocks	423,317	1,012,660	620,769		2,056,746
Warrants	20,540	—	0	[1]	20,540
Short-term Investments	22,949,416	—	—		22,949,416

	$23,393,273	$270,663,359	$7,370,230		$301,426,862

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$1,371	$—		$1,371

Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$8,246	$—		$8,246

[1]	Includes a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2023 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrants		Total
Balance as of October 31, 2022	$147,913	$8,741,291	$1,306,725	$0	(1)	$10,195,929
Accrued discounts (premiums)	(17,364)	(52,484)	—	—		(69,848)
Purchases	—	886,238	384,771	—		1,271,009
Sales	(47,941)	(2,953,203)	(26,482)	—		(3,027,626)
Realized gain (loss)	(206,350)	(475,327)	26,482	—		(655,195)
Change in unrealized appreciation (depreciation)	244,741	522,590	(143,676)	—		623,655
Transfers into Level 3	—	2,658,461	—	—		2,658,461
Transfers out of Level 3	—	(2,699,104)	(927,051)	—		(3,626,155)

Balance as of October 31, 2023	$120,999	$6,628,462	$620,769	$0	(1)	$7,370,230

Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2023	$(23,247)	$(25,468)	$(59,769)	$—		$(108,484)

(1)	Includes a zero valued security.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At October 31, 2023	Valuation Technique	Unobservable Input	Price Range (Weighted Average)*
Corporate Bonds	$105,999	Income Approach	Expected Remaining Distribution	$0.55 - $0.65 ($0.60)
	15,000	Vendor pricing	Single Broker Quote	0.01 (N/A)
Bank Loans	445,717	Income Approach	Expected Remaining Distribution	0.00 - 1.06 (0.57)
	6,182,745	Vendor pricing	Single Broker Quote	0.87 - 1.00 (0.94)
Common Stocks	6,082	Income Approach	Expected Remaining Distribution	0.01 - 1.48 (0.77)
	614,687	Vendor pricing	Single Broker Quote	10.83 (N/A)
Warrants	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)

*	Weighted by relative fair value

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended October 31, 2023, $2,658,461 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $3,626,155 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2023 and the effect of these derivatives on the Statement of Operations for the year ended October 31, 2023.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Net Change in Unrealized Appreciation(Depreciation)
Foreign currency exchange rate Forward contracts	$1,371	$8,246	$(270,662)	$54,676

For the year ended October 31, 2023, the Fund held an average monthly value on a net basis of $7,065,831 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at October 31, 2023:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$1,371	$(281)	$—	$—	$1,090

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at October 31, 2023:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank AG	$281	$(281)	$—	$—	$—
Morgan Stanley	7,965	—	—	—	7,965

	$8,246	$(281)	$—	$—	$7,965

(a)	Forward foreign currency contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date.    The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at October 31, 2023 are disclosed in the Schedule of Investments. At October 31, 2023, the amount of restricted cash held at brokers related to open forward foreign currency contracts was $600,000.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of October 31, 2023, the fund had no unfunded loan commitments.

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of October 31, 2023, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$11,078,597	$11,284,825	$11,284,825

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2023.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount
$11,078,597	$(11,078,597)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended October 31, 2023, total earnings received in connection with securities lending arrangements was $598,304, of which $488,122 was rebated to borrowers (brokers). The Fund retained $82,660 in income, and SSB, as lending agent, was paid $27,522.

L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased publishing all LIBOR Settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate, or “SOFR,” is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the purchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 2. Significant Accounting Policies (continued)

Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2023, investment advisory fees earned and voluntarily waived were $2,887,949 and $424,999, respectively. These fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $120,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee on the unused amount. In addition, the Fund pays interest on borrowings at SOFR plus a spread. At October 31, 2023, the Fund had loans outstanding under the Agreement of $80,000,000. The Agreement was renewed on November 17, 2023, with a new termination date of November 15, 2024, and the maximum dollar amount was reduced to $120,000,000. For the year ended October 31, 2023, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$87,489,041	5.690%	$97,500,000	$5,049,846	365

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2023, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$108,595,187	$127,883,244	$0	$0

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. There were no transactions in shares of beneficial interest of the Fund for the fiscal years ended October 31, 2023 and October 31, 2022.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid by the Fund during the fiscal years ended October 31, 2023 and 2022, respectively, was as follows:

Ordinary Income		Return of Capital
2023	2022	2023	2022
$17,657,718	$16,765,342	$1,595,837	$2,488,213

The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, premium amortization accruals, defaulted bond accruals, and marked to market of forward contracts.

At October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(45,728,137)
Unrealized depreciation	(35,832,133)

$(81,560,270)

At October 31, 2023, the Fund had $469,602 of unlimited short-term capital loss carryforwards and $45,258,535 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 7. Income Tax Information and Distributions to Shareholders (continued)

At October 31, 2023, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$337,251,164

Unrealized appreciation	$1,613,449
Unrealized depreciation	(37,437,751)

Net unrealized appreciation (depreciation)	$(35,824,302)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of premium amortization accruals, defaulted bond income accruals, foreign currency gain (loss), and return of capital, paid in capital was charged $1,595,837 and distributable earnings/loss was credited $1,595,837. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. UBS Merger

On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse the Fund’s investment manager. As a result of the Transaction, Credit Suisse is now an indirect wholly-owned subsidiary of UBS Group.

The closing of the Transaction was deemed to result in an assignment of the Fund’s investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board of the Fund approved a new investment advisory agreement with Credit Suisse (the “New Advisory Agreement”), which was then approved by shareholders at a joint special meeting of shareholders of the Fund and the other Credit Suisse funds held on August 24, 2023 and adjourned to September 26, 2023. In addition, prior to the Closing Date, the Board of the Fund approved an interim investment advisory agreement with Credit Suisse (the “Interim Advisory Agreement”). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Fund following the Closing Date. The Interim Advisory Agreement terminated upon the shareholder approval of the corresponding New Advisory Agreement. The Interim Advisory Agreement contained the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes. During the period that the Interim Advisory Agreement was in effect, Credit Suisse’s advisory fees were held in an interest-bearing escrow account, pursuant to Rule 15a-4.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 9. UBS Merger (continued)

In addition, on June 7, 2023, Credit Suisse and certain of its affiliates filed an application (the “Application”) for a waiver from disqualification under Section 9(a) of the 1940 Act from serving as investment adviser to registered investment companies, including the Fund, in connection with a consent order and final judgment (the “Consent Judgment”) filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse’s affiliates, but did not involve the Fund or the services that Credit Suisse and its affiliates provided to the Fund. Because Credit Suisse is an affiliate of the entities subject to the Consent Judgment, it could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse and its affiliates, as well as to UBS Group and its affiliates (“UBS”), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse and certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023. The permanent order grants (i) a time-limited exemption from Section 9(a) (the “Time-Limited Exemption”), which enables Credit Suisse to provide investment advisory services to the Fund until the 12-month anniversary of the Closing Date (by which point such services are anticipated to be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS.

No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers (“Fund-specific changes”) (other than potential personnel changes outside of Credit Suisse’s control) of the Fund are currently contemplated as a result of the Transaction or the Time-Limited Exemption. Although no Fund-specific changes are currently contemplated as a result of the Transaction, shareholders should note that Credit Suisse is expected to transition the investment advisory services that its currently provides to the Fund to one or more registered investment advisers affiliated with UBS on or prior to June 12, 2024 (the “UBS Transition”). In connection with, or following the completion of, the UBS Transition, it is possible that there could be Fund-specific changes. In addition, subject to Board approval, one or more Fund service providers may change prior to the expiration of the Time-Limited Exemption in connection with the UBS Transition. However, the exact structure and timing of the UBS Transition and Fund-specific changes (if any) related to the UBS Transition have not yet been finalized. It is expected that any Fund-specific changes related to the UBS Transition will be implemented without shareholder approval except to the extent such approvals are required under the federal securities laws. Shareholders of the Fund will be promptly notified of any material Fund-specific changes.

Note 10. Subsequent Events

On December 13, 2023, the U.S. Securities and Exchange Commission (the “SEC”) entered an administrative cease and desist order (the “Order”) against Credit Suisse Securities (USA) LLC (“CSSU”) and two affiliated Credit Suisse entities (collectively, the Credit Suisse Entities) alleging in the Order that the Credit Suisse Entities were ineligible to provide underwriting and investment advisory services to registered investment companies, including the Fund, during the period from October 24, 2022 to June 7, 2023 in violation of Section 9(a) of the Investment Company Act of 1940 (the “1940 Act”) as a result of a consent order and final judgment (the “Consent Judgment”) entered against CSSU in New Jersey Superior Court on October 24, 2022 involving the sale of mortgage-backed securities approximately fifteen years ago. The Consent Judgment did not involve registered investment companies or the services that the Credit Suisse Entities provided to registered investments companies or the Fund. Without admitting or denying the findings in the SEC’s Order, the Credit Suisse Entities agreed to pay $10,080,220 in disgorgement, prejudgment interest and civil penalties and agree to cease and desist from committing or causing any violations or any future violations of Section 9(a) of the 1940 Act.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2023

Note 10. Subsequent Events (continued)

On October 24, 2022, as noted above, the Superior Court of New Jersey entered a Consent Judgement that resolved a case alleging that CSSU violated the antifraud provisions of the State of New Jersey securities laws in connection with its role as underwriter of residential mortgage-backed securities. As a result of this Consent Judgement, the SEC, as noted above, alleged that the Credit Suisse Entities were deemed ineligible from serving as principal underwriter or investment adviser to registered investment companies and employees’ securities companies pursuant to Section 9(a) of the 1940 Act and that the Credit Suisse Entities continued to serve in these roles until the Commission granted them respective time-limited exemptions on June 7, 2023.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Credit Suisse High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Credit Suisse High Yield Bond Fund (the “Fund”) as of October 31, 2023, the related statements of operations and cash flows for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the year ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 27, 2023

We have served as the auditor of one or more investment companies in Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse High Yield Bond Fund

Shareholder Meeting Results (unaudited)

A special meeting of shareholders of Credit Suisse High Yield Bond Fund (the “Fund”) was held at Eleven Madison Avenue, New York, NY 10010 on August 24, 2023 and adjourned to September 26, 2023. The following matter was voted upon by the shareholders of the Fund and the results are presented below.

1. Approval of a new Investment Advisory Agreement:

	SHARES	% OF TOTAL SHARES OUTSTANDING	% OF TOTAL SHARES VOTED
For	37,392,148	36.12%	70.87%
Against	13,959,087	13.49%	26.46%
Abstain	1,408,870	1.36%	2.67%

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited)

The Fund’s Board of Trustees (the “Board” and the members thereof, the “Board Members”), including a majority of the Board Members who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), unanimously approved the Fund’s interim investment advisory agreement (the “Interim Advisory Agreement”) and new investment advisory agreement with Credit Suisse Asset Management, LLC (“Credit Suisse”) (the “New Advisory Agreement”) at a meeting of the Board held on May 16, 2023 (the “May 2023 Board Meeting”) after concluding that the approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Fund and its shareholders. The factors considered by the Board in considering and approving the Interim Advisory Agreement and New Advisory Agreement are set out below.

In anticipation of the closing of the merger of Credit Suisse Group AG (“CS Group”) with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Merger”), and in response to a request from the Board, representatives of UBS Group and its affiliates (collectively, “UBS”) attended the May 2023 Board Meeting and provided information regarding the UBS asset management business and the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies (the “UBS Presentation”).

The Board’s evaluation of the Interim Advisory Agreement and New Advisory Agreement reflected information provided at the May 2023 Board Meeting as well as, where relevant, information relating to the Fund and Credit Suisse, that was previously furnished to the Board in connection with a special meeting held on November 9, 2022, where the Board discussed the information and materials relating to the renewal of the Fund’s prior investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), and at an in person meeting held on November 14-15, 2022 (the “November 2022 15(c) Meeting”), where the Board approved the renewal of the Prior Advisory Agreement (collectively, the “November 2022 15(c) Materials”), and information provided to the Board at other Board meetings throughout the year. The Board considered Credit Suisse’s representations at the May 2023 Board Meeting that (i) no material changes to the information provided in the November 2022 15(c) Materials had occurred since the November 2022 15(c) Meeting, (ii) with respect to the Interim Advisory Agreement, the scope and quality of services under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement, and (iii) the personnel, resources and services provided to the Fund are not expected to change under the Interim Advisory Agreement and New Advisory Agreement and will be similar to those services provided under the Prior Advisory Agreement. The Board also considered that the Interim Advisory Agreement will be substantially similar to the Prior Advisory Agreement, including with respect to compensation, except for certain terms including the term, termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes.

The Board, including all of the Independent Board Members, were assisted by experienced independent legal counsel throughout the Interim Advisory Agreement and New Advisory Agreement review process. The Independent Board Members discussed the proposed approval in private session with such counsel at which no representatives of management or Credit Suisse were present. Each Board Member, including each of the Independent Board Members, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board Members were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Board Member may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement.

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

On June 7, 2023, Credit Suisse and certain of its affiliates filed an application with the Securities and Exchange Commission pursuant to Section 9(c) of the 1940 Act for temporary and permanent orders granting an exemption to Credit Suisse and its affiliates, as well as to UBS, from the prohibitions under Section 9(a) of the 1940 Act, in connection with a consent order and final judgment (“Consent Judgment”) filed in New Jersey Superior Court on October 24, 2022, which was entered against certain of Credit Suisse’s affiliates. Section 9(a) of the 1940 Act automatically prohibits entities that are, or whose affiliates are, subject to, among other things, certain court ordered “injunctions,” from serving or acting as investment adviser of any investment company registered under the 1940 Act or a principal underwriter for any registered open-end investment company under the 1940 Act, or serving in various other capacities in respect of registered investment companies.

While the application for the Section 9(c) exemption was submitted and the temporary order (the “Temporary Order”) granting a temporary exemption from Section 9(a) of the 1940 Act was granted to Credit Suisse and its affiliates, as well as to UBS, after the Board approved the Interim Advisory Agreement and New Advisory Agreement at the May 2023 Board Meeting, since shortly after the entry of the Consent Judgment in October 2022, the Board has been apprised of the Consent Judgment and the potential consequences thereof under Section 9(a) of the 1940 Act and have been provided with regular updates. In addition, the Board was apprised of the filing of the Section 9(c) exemption application and the implications of the Time-Limited Exemption (as defined below) prior to approving the submission of the New Advisory Agreement to shareholders at a meeting of the Boards held on June 15, 2023.

The “Time-Limited Exemption” refers to the time-limited exemption from Section 9(a) of the 1940 Act for 12 months from the closing date of the Merger sought by Credit Suisse and certain of its affiliates to provide Credit Suisse and Credit Suisse Securities (USA) LLC (“CSSU”) with adequate time to complete the CS Fund Servicing Reorganization (as defined below) while engaged in serving as investment adviser to the Fund and as underwriter to certain Credit Suisse funds (collectively, “Fund Servicing Activities”). The “CS Fund Servicing Reorganization” refers to the process of (i) transitioning the Fund Servicing Activities that Credit Suisse and CSSU perform on behalf of one or more of the funds to other providers of such services, and/or (ii) restructuring the Temporary Order applicants’ businesses such that Credit Suisse, and/or each other company that was an “affiliated person” of the settling entities in the Consent Judgement as of the date of the Section 9(c) application may provide Fund Servicing Activities without being subject to disqualification under Section 9(a) of the 1940 Act. Credit Suisse and certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023.

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fees of the Fund under its Prior Advisory Agreement and its Interim Advisory Agreement and New Advisory Agreement (which fees are identical), in light of the extent and quality of the management services provided by Credit Suisse, as investment adviser.

The Board of the Fund also considered that, currently, Credit Suisse voluntarily waives 0.15% of advisory fees on the first $200 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than the aggregate indebtedness constituting leverage) (the “Managed Assets”) and 0.25% of advisory fees on the next $50 million of the Fund’s Managed Assets. In addition, the Board considered the Fund’s actual advisory fee rate of 0.831% for the fiscal year ended October 31, 2022 paid by the Fund after taking into account the voluntary advisory fee waiver, as well as the advisory fee breakpoint in the Fund’s Prior Advisory Agreement (which breakpoint is also included in the Fund’s Interim Advisory Agreement and New Advisory Agreement). The Board acknowledged that the voluntary advisory fee waiver could be discontinued at any time.

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

The November 2022 15(c) Materials included information comparing the Fund’s contractual advisory fee, the Fund’s contractual advisory fee less any waivers and/or reimbursements (“actual advisory fee”), and the Fund’s overall expenses with those of funds in both the relevant expense group (each, an “Expense Group”) and universe of funds (each, an “Expense Universe”) provided by Broadridge, an independent provider of investment company data. The November 2022 15(c) Materials included a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. Each fund in the relevant Expense Group and Expense Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the funds with the lowest relative expenses and the fifth quintile including funds with the highest relative expenses during the period. The Fund’s Board noted that, respect to the Fund’s fees and expenses compared to its peers as presented in a report provided by Broadridge, the Fund’s contractual advisory fees ranked in the fifth quintile relative to its Expense Group, the Fund’s actual advisory fees ranked in the third quintile of its Expense Group and Expense Universe, and the Fund’s total expenses ranked in the first quintile of its Expense Group and the second quintile of its Expense Universe.

Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment management services, included credit analysis and research, supervising the day-to-day operations of the Fund’s non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Fund’s credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board also considered Credit Suisse’s compliance program with respect to the Fund. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board also reviewed background information about Credit Suisse including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement and considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Fund Performance

The Board considered information provided in the November 2022 15(c) Materials and at each subsequent quarterly meeting to consider the performance of the Fund. That information in the November 2022 15(c)

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

Materials included performance results of the Fund over the previous year ended August 31, 2022 as well as over the two-, three-, four-, five-, and ten-year periods, ended August 31, 2022 along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund for the same time periods provided by Broadridge. The November 2022 15(c) materials included a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. Each fund in the relevant Performance Universe was placed in one of five quintiles for each relevant comparison period, with the first quintile including the best performing funds and the fifth quintile including the worst performing funds during the period. The Fund’s Board noted the following with respect to the Fund’s performance compared to its peers as presented in a report provided by Broadridge, along with other information provided by Credit Suisse, the Fund’s performance ranked in the second quintile relative to its Performance Universe for the one-and two-year periods reported, and the Fund’s performance ranked in the first quintile relative to its Performance Universe over the three-, four-, five-, and ten-year periods reported. The Fund’s Board concluded that the Fund has continued to trade relatively well, at a discount to net asset value, based on Lipper data provided by Credit Suisse reflecting the Fund’s historical share price and net asset value.

The Board also considered the investment performance of the Fund relative to its stated objectives.

The Board noted that at the May 2023 Board Meeting, the Board received information from Credit Suisse regarding the Fund’s performance relative to its benchmark and select peers for the three-and six-month and one-, three, five-, and ten-year periods ended March 31, 2023.

Credit Suisse Profitability

The Board referred to a profitability analysis of Credit Suisse provided in the November 2022 15(c) Materials based on the fees payable under the Prior Advisory Agreement and the Interim Advisory Agreement and the New Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board’s deliberations also reflected, in the context of Credit Suisse’s profitability, Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board had also received net profitability information for the Fund. The Board reviewed Credit Suisse’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Economies of Scale

The Board considered information provided in the November 2022 15(c) Materials regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board considered that the Fund’s contractual advisory fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow, as well as the voluntary advisory fee waiver. Additionally, at times when the Fund’s shares have traded at a premium to its net asset value, the Fund has endeavored to conduct at-the-market offerings to raise additional assets, most recently in 2017. The Board also noted that further economies of scale potentially could be realized once the Fund’s shares again traded at a premium to net asset value whereby an additional at-the-market offering could be conducted to increase the Fund’s assets. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund previously included in the November 2022 15(c) Materials. Such benefits included, among others, benefits potentially derived from an increase in Credit Suisse’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse’s policies and practices regarding soft dollars and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients, as provided in the November 2022 15(c) Materials.

Other Factors and Broader Review

As discussed above, the Board previously reviewed and referred to detailed materials received from Credit Suisse as part of this special approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year and reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.

The Board also considered the information provided by the representatives of UBS during the UBS Presentation at the May 2023 Board Meeting. In particular, the Board considered the information regarding the investment advisory and principal underwriting services currently provided to the UBS family of registered investment companies.

In addition, the Board considered representations from Credit Suisse and UBS that there were no plans to make any changes to the investment objective(s), principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies or portfolio managers (other than potential personnel changes outside of Credit Suisse’s control) of the Fund upon the closing of the Merger.

Conclusions

After consideration of the foregoing, the Board reached the following conclusions regarding the Interim Advisory Agreement and the New Advisory Agreement (in addition to the conclusions set forth above):

•	The contractual and net advisory fees for the Fund were reasonable in relation to the services provided by Credit Suisse.

•

The Board was satisfied by the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse, and that, based on dialogue with management and counsel, the services to be provided by Credit Suisse under the Interim Advisory Agreement and the New Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•

In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees (by agreeing to a voluntary advisory fee waiver), Credit Suisse’s net profitability based on fees payable under the Interim Advisory Agreement and New Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

Credit Suisse High Yield Bond Fund

Board Approval of Interim and New Investment Advisory Agreements (unaudited) (continued)

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Interim Advisory Agreement and New Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. After consideration of these factors, the Fund’s Board concluded that the approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Fund and the Fund’s shareholders.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited)

Recent Changes

The following information is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”), a division of S&P Global Inc., or comparably rated by another nationally recognized rating agency), or in unrated fixed income securities that Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.” The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

As a component of the Fund’s investment in “junk bonds,” the Fund may also invest up to 20% of its total assets in securities of issuers that are the subject of bankruptcy proceedings or in securities otherwise in default or in significant risk of being in default (“Distressed Securities”). The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units.

In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

•

analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•	analyze business conditions affecting investments, including:

•	changes in economic activity and interest rates;

•	availability of new investment opportunities;

•	economic outlook for specific industries;

•	seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility with State Street Bank and Trust Company. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund will seek its secondary objective of capital appreciation by investing in securities that Credit Suisse expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating or as a result of declines in long-term interest rates.

There can be no assurance the Fund’s strategies will be successful.

The Fund invests primarily in bonds, debentures, notes, senior loans (sometimes referred to as bank loans), convertible bonds and preferred stocks. The Fund’s portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, secured floating rate loans and loan participations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Credit Suisse determines it is appropriate in light of current market conditions to dispose of such securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.

The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Lower Grade Securities Risk. Lower grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Distressed Securities Risk. As a component of the Fund’s investment in “junk bonds,” the Fund may invest up to 20% of its total assets in Distressed Securities. Such securities are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of Credit Suisse of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for shareholders may be diminished.

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates that ended in March 2022. The Federal Reserve has been raising the federal funds rate as part of its efforts to address rising inflation. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Leverage Risk. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to greater risk of loss than if it had not employed leverage. Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements, it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes. Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Foreign Securities Risk. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk. The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount.

Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Senior Loans Risk. The Fund’s investments in senior loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Like other debt instruments, senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Transactions in senior loans may settle on a delayed basis, resulting in the proceeds from the sale of senior loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Second Lien and Other Secured Loans Risk. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and bonds rated below investment grade. However, because second lien loans are second in right of payment to one or more senior loans of the related borrower, and other secured loans rank lower in right of payment to second lien loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans and other secured loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and other secured loans, which would create greater credit risk exposure.

Zero Coupon Bond and Payment-In-Kind Securities Risk. Investments in zero-coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero-coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero-coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for zero-coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a registered investment company and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Non-Diversified Status. The Fund is classified as a “non-diversified” management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is “diversified” because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount and Net Asset Value of Shares. As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

Potential Yield Reduction. An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.

Market Risk. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration and effects of the COVID-19 pandemic cannot be predicted with certainty.

Credit Suisse High Yield Bond Fund

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

The COVID-19 pandemic has affected, and other pandemics and epidemics that may arise in the future could affect, the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Independent Trustees

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Chair of the Board (as of November 14, 2023). Trustee, Nominating and Audit Committee Member	Since 2019; current term ends at the 2024 annual meeting	Managing Member of Acacia Properties LLC (multi- family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.

Samantha Kappagoda c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York New York 10010 (1968)	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023; current term ends at the 2026 annual meeting	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present.	9	Director of Girl Scouts of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020; Director of Glynwood Center, Inc. (nonprofit)
					from 2010 to 2019.

[1]

Subject to the Fund’s retirement policy, no Trustee shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee. Each Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee Member and Audit Committee Chairman	Trustee and Audit Committee Chairman since 2019; current term ends at the 2025 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9	Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from January 2021 to present; Director of First Bank (finance) from February 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to present; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of Supernova (Fin-tech) from June 2014 to September 2018; Director of the Guardian Angels of St. Louis (not-forprofit) from July 2015 to December 2021.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board (through November 14, 2023). Trustee, Nominating and Audit Committee Member	Chairman since 2012 and Trustee since 2005; current term ends at the 2024 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9	Director of abrdn Emerging Markets Equity Income Fund, Inc., (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee

John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2012 Chief Executive Officer and President since 2010; current term ends at the 2025 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997 President and Chief Executive; Officer of other Credit Suisse Funds.	9	None.

[1]

Subject to the Fund’s retirement policy, no Trustee shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee. Each Officer serves until his or her respective successor has been duly elected and qualified.

[2]	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Brandi Sinkovich Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1979)	Chief Compliance Officer	Since 2023	Director of Credit Suisse since 2023; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse since 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since March 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

*	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)

Credit Suisse High Yield Bond Fund (NYSE American: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2023). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2023).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3078

Overnight correspondence should be sent to:

Computershare
150 Royall St., Suite 101
Canton, MA 02021

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1023

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2023. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2023.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Laura DeFelice, Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLC (“PwC”), for its fiscal years ended October 31, 2022 and October 31, 2023.

	2022	2023
Audit Fees	$37,700	$43,700
Audit-Related Fees[1]	$0	$0
Tax Fees[2]	$4,000	$4,500
All Other Fees[1]	$—	$—
Total	$41,700	$48,200

[1]	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements $0 in 2022 and $0 in 2023.
[2]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023.

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2022 and October 31, 2023 were $0 and $0, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Mahendra R. Gupta, Samantha Kappagoda and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

PROXY VOTING PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients a duty of care with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies unless otherwise notified by a client. To satisfy its duty, Credit Suisse must cast proxy votes in the best interests of its clients.

Credit Suisse forms a reasonable belief that votes are cast in the best interest of its clients and not based on materially inaccurate or incomplete information by: (a) monitoring the performance of the third-party tasked with voting on behalf of Credit Suisse, (b) providing an annual review of the proxy voting procedures, and (c) preparing contingencies for determining how to vote matters which may require a more detailed analysis than called for in its proxy voting procedures.

The Credit Suisse Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions, both of which can enhance shareholder value. Credit Suisse’s voting policy is designed with the uniform objective of enhancing the value of all its clients’ investments.

Procedures

The Proxy Voting Procedures (the “Procedures”) set forth below are designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Procedures address particular issues and give a general indication of how Credit Suisse will vote proxies. The Procedures are not exhaustive and do not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a representative of First Line of Defense Support, a member of the Settlements and Executive Group, a member of the Oversight and Governance Group, a member of the General Counsel Department, a member of the Compliance Department, and a non-voting member of a business unit’s Chief Operating Officer’s team. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Procedures. The Proxy Voting Committee will review the Procedures as necessary to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

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For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party – Institutional Shareholder Services Inc. (“ISS”) to assist in issue analysis and vote recommendation for proxy proposals for all of the Funds except Credit Suisse Commodity Return Strategy Fund and Credit Suisse Trust – Commodity Return Strategy Portfolio. Proxy proposals addressed by the Procedures will be voted in accordance with the Procedures. Proxy proposals addressed by the Procedures that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Procedures will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Procedures or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Procedures and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Procedures, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Procedures exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Procedures or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Procedures), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

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Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Procedures;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Procedures to each client. Upon request, Credit Suisse will provide any client with a copy of the Procedures. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

A description of the Procedures is contained in each Fund’s Statement of Additional Information the telephone number for more information must be disclosed in each Fund’s Form N-CSR.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Procedures is not clear. The Proxy Voting Committee will notify ISS of any changes to the Procedures or deviating thereof.

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PROXY VOTING PROCEDURES

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

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Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

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Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

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Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

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Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

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Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

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Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

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Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

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Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 16, 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Portfolio Managers of the Credit Suisse High Yield Bond Fund, as of October 31, 2023, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

David Mechlin Portfolio Manager Year of Birth: 1984	Managing Director of Credit Suisse and a member of the US High Yield Management Team. Associated with Credit Suisse since 2006.

Joshua Shedroff Portfolio Manager Year of Birth: 1978	Managing Director of Credit Suisse and a member of the US High Yield Management Team. Associated with Credit Suisse since 2008.

Michael Adelman Year of Birth: 1990	Director of Credit Suisse and a member of the US High Yield Management Team. Associated with Credit Suisse since 2012

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Messrs. Flannery, Mechlin, Shedroff and Adelman and Ms. Chan and the total assets managed within each category as of October 31, 2023.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery*	4	$2,827 million	59	$36,618 million	28	$7,401 million
Wing Chan*	4	$2,827 million	59	$36,618 million	28	$7,401 million
David Mechlin*	4	$2,827 million	59	$36,618 million	28	$7,401 million
Joshua Shedroff*	4	$2,827 million	59	$36,618 million	28	$7,401 million
Michael Adelman*	4	$2,827 million	59	$36,618 million	28	$7,401 million

*

As of October 31, 2023, Messrs. Flannery, Mechlin, Shedroff and Adelman, and Ms. Chan managed 49 accounts which have total assets under management of $28,936 million, of which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

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Compensation

Thomas J. Flannery, Wing Chan, David Mechlin, Joshua Shedroff and Michael Adelman are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of October 31, 2023.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Thomas J. Flannery	E
Wing Chan	A
David Mechlin	E
Joshua Shedroff	A
Michael Adelman	A

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 27, 2022.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

During Credit Suisse High Yield Bond Fund’s (the “Fund”) most recent fiscal year ending October 31, 2023, State Street Bank and Trust Company (“State Street”) served as the fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

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•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

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Credit Suisse High Yield Bond Fund

Securities Lending Activities Income and Fees for Fiscal Year 2023

Gross income from securities lending activities	$602,369
(including income from cash collateral reinvestment)
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$27,542
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,066
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$488,101
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$519,709
Net income from securities lending activities	$82,660

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Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other)	Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 5, 2024

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Financial Officer and Treasurer
Date:	January 5, 2024

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